UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

Carlyle Secured Lending, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, Suite 3400
New York New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 813-4900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGBD	The Nasdaq Global Select Market
8.20% Notes due 2028	CGBDL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Preferred Stock Exchange Agreement

On March 27, 2025, in connection with the consummation of the Mergers (as defined in Item 2.01 below), Carlyle Secured Lending, Inc., a Maryland corporation (“CGBD” or the “Company”) entered into a preferred stock exchange agreement (the “Preferred Stock Exchange Agreement”) with Carlyle Investment Management L.L.C., a Delaware limited liability company (“CIM”), the holder of record of 2,000,000 shares of the convertible preferred stock, par value $0.01 per share, of CGBD (“Preferred Stock”). Pursuant to the Preferred Stock Exchange Agreement, CIM exchanged all shares of Preferred Stock into 3,004,808 shares of common stock, par value $0.01 per share, of CGBD (“Common Stock”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as is equal to the quotient of (i) the aggregate liquidation preference of the Preferred Stock and (ii) the net asset value per share of CGBD as of March 25, 2025 (the “Preferred Stock Exchange”). There are no longer any shares of Preferred Stock issued and outstanding following the completion of the Preferred Stock Exchange.

Lock-Up Agreement; Registration Rights Agreement

In connection with the Preferred Stock Exchange and the consummation of the Mergers, CGBD and CIM entered into a lock-up agreement (the “Lock-Up Agreement”) and an amended and restated registration rights agreement (the “Registration Rights Agreement”), each effective as of the closing of the Mergers. In accordance with the terms of the Lock-Up Agreement, during the Restricted Period (as defined below), CIM may not transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge or otherwise dispose of or encumber (collectively, a “Transfer”) its shares of Common Stock resulting from the Preferred Stock Exchange unless the CGBD board of directors consents to such Transfer and such Transfer is made in accordance with applicable securities and other laws. The “Restricted Period” began on March 27, 2025, the closing date of the Mergers (the “Closing Date”), and ends on the date that is (i) 360 days after the Closing Date for one-third of the shares of Common Stock issued to CIM pursuant to the Preferred Stock Exchange, (ii) 540 days after the Closing Date for one-third of the shares of Common Stock issued to CIM pursuant to the Preferred Stock Exchange and (iii) 720 days after the Closing Date for one-third of the shares of Common Stock issued to CIM pursuant to the Preferred Stock Exchange. The Registration Rights Agreement provides CIM with the right to require CGBD to register with the SEC the resale of Common Stock issued in the Preferred Stock Exchange. The Registration Rights Agreement is subject to customary representations, warranties, conditions and limitations on the resale of such Common Stock.

The foregoing summary description of the Preferred Stock Exchange Agreement, the Lock-Up Agreement and the Registration Rights Agreement is subject to and qualified in its entirety by reference to the Preferred Stock Exchange Agreement, Lock-Up Agreement, and Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 respectively, to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

CSL III SPV Loan and Servicing Agreement

On March 27, 2025, as a result of the consummation of the Mergers, CGBD succeeded to obligations of Carlyle Secured Lending III under the CSL III SPV Credit Facility (as described below).

Carlyle Secured Lending III SPV, L.L.C. (“CSL III SPV”), CGBD’s wholly-owned and consolidated subsidiary as a result of the Mergers, is party to a loan and servicing agreement with the lenders from time to time party thereto and the other parties referenced below, dated as of September 30, 2022, and subsequently amended on May 11, 2023, March 29, 2024, January 27, 2025 and March 27, 2025 (as amended, the “CSL III SPV Credit Facility”). Under the terms of the CSL III SPV Credit Facility, CGBD serves as Holdings and portfolio asset servicer, CSL III SPV serves as borrower with Wilmington Trust, National Association, as the administrative agent, collateral custodian and account bank, and Barings Finance LLC serves as the calculation agent.

The CSL III SPV Credit Facility provides for secured borrowings of $250.0 million, subject to availability under the CSL III SPV Credit Facility and to restrictions imposed on borrowings under the Investment Company Act of 1940, as amended. The CSL III SPV Credit Facility has a revolving period through September 30, 2025 and a maturity date of September 30, 2030, with one one-year extension option, at CSL III SPV’s election. CSL III SPV may borrow amounts in U.S.

Dollars or certain other permitted currencies. Borrowings under the CSL III SPV Credit Facility bear interest initially at the annual rate of three month SOFR (or, if applicable, a rate based on the prime rate or federal funds rate plus 0.50%) plus 2.85%. The CSL III SPV also pays a fee of 0.30% per year on undrawn amounts under the CSL III SPV Credit Facility. Payments under the CSL III SPV Credit Facility are made quarterly.

The CSL III SPV Credit Facility is secured by a first lien security interest on substantially all of the assets of CSL III SPV. The CSL III SPV Credit Facility includes customary covenants, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.

As of March 27, 2025, CGBD had $206.0 million outstanding under the CSL III SPV Credit Facility.

The description of the CSL III SPV Credit Facility is only a summary of the material provisions of the CSL III SPV Credit Facility and is qualified in its entirety by reference to the CSL III SPV Credit Facility, which is filed as Exhibit 10.4 to this Current Report on Form 8-K.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On March 27, 2025, CGBD completed its previously announced acquisition of Carlyle Secured Lending III, a Delaware statutory trust (“CSL III”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 2, 2024, as amended, by and among CGBD, CSL III, Blue Fox Merger Sub, Inc., a Maryland corporation and wholly-owned subsidiary of CGBD (“Merger Sub”), and, solely for the limited purposes set forth therein, CSL III Advisor, LLC, a Delaware limited liability company and investment adviser to CSL III (“CSL III Advisor”), and Carlyle Global Credit Investment Management, L.L.C., a Delaware limited liability company and investment adviser to CGBD (“CGCIM,” together with CSL III Advisor, the “Advisors”). Pursuant to the Merger Agreement, Merger Sub was first merged with and into CSL III, with CSL III continuing as the surviving company and as a wholly-owned subsidiary of CGBD (the “Merger”) and, immediately thereafter, CSL III was then merged with and into CGBD, with CGBD continuing as the surviving company (together with the Merger, the “Mergers”).

In accordance with the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each common share of beneficial interest, $0.001 par value per share, of CSL III (“CSL III Common Shares”) issued and outstanding immediately prior to the Effective Time (other than shares owned by CGBD or any of its consolidated subsidiaries) was converted into the right to receive 1.2137 shares of Common Stock and, if applicable, cash (without interest) in lieu of fractional shares of Common Stock. As a result of the Mergers, CGBD issued an aggregate of approximately 18,935,108 shares of Common Stock to former CSL III shareholders.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by CGBD as Exhibit 2.1 to its Current Report on Form 8-K filed on August 5, 2024, and the Amendment to the Merger Agreement, a copy of which was filed by CGBD as Exhibit 2.1 to its Current Report on Form 8-K filed on January 3, 2025, each of which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K with respect to the Preferred Stock Exchange is incorporated by reference into this Item 3.02. None of the shares of the Common Stock issued in the Preferred Stock Exchange have been registered under the Securities Act, or any state securities laws. The Company relied on exemption from registration available under Section 4(a)(2) of the Securities Act in connection with the issuance of securities pursuant to the Preferred Stock Exchange.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On March 26, 2025, CGBD held a Special Meeting of Stockholders (the “Meeting”). As of December 30, 2024, the record date, CGBD had 50,906,262 shares of Common Stock and 2,000,000 shares of Preferred Stock outstanding and entitled to vote at the Meeting. A total of 27,816,738 shares of Common Stock and 2,000,000 shares of Preferred Stock were present in person or by proxy at the Meeting, representing 56.4% of all the votes entitled to be cast, which constituted a quorum to conduct business at the Meeting. Each holder of Common Stock and Preferred Stock was entitled to one vote for each share of Common Stock and Preferred Stock held of record as of the record date for the Meeting. At the Meeting, CGBD submitted one matter to the vote of the stockholders. A summary of the matter voted upon by stockholders is set forth below.

Merger Stock Issuance Proposal. To approve the issuance of shares of Common Stock to be issued pursuant to the Merger Agreement. The proposal is described further in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2025. The proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
27,656,701	1,158,903	1,001,134	0

Item 7.01 – Regulation FD Disclosure.

In connection with the closing of the Mergers, the closing price per share of Common Stock on the Nasdaq Global Select Market of $16.68 on March 25, 2025 was determined to be less than 11% greater than the net asset value per share of CGBD as of March 25, 2025; and the net asset value per share of CSL III as of March 25, 2025 was estimated to be $20.22. In accordance with the terms of the Merger Agreement, CGBD and CSL III calculated the Exchange Ratio (as defined in the Merger Agreement) by first comparing the ratio of the closing price of Common Stock on the Nasdaq Global Select Market as of March 25, 2025, which was the Determination Date (as defined in the Merger Agreement), to the net asset value per share of CGBD as of the Determination Date, and specifically whether such ratio is (i) less than or equal to 100%; (ii) in excess of 100% but less than 111%; or (iii) equal to or in excess of 111%.

The determinations of the net asset value per share of CGBD and the net asset value per share of CSL III described in this report were made pursuant to the requirements of, and solely for the purposes of, the Merger Agreement. Such net asset values were not reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of CGBD’s or CSL III’s financial results. The net asset value per share of CGBD as of March 25, 2025 may not be indicative of the actual net asset value per share of CGBD as of March 31, 2025.

On March 26, 2025, CGBD and CSL III issued a joint press release announcing the voting results at the Meeting. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibits 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” by CGBD for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the SEC.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by the Company with the SEC. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability to realize the anticipated benefits of the Mergers, the effect that the consummation of the Merger may have on the trading price of the Common Stock on the Nasdaq Global Select Market , the Company’s plans, expectations, objectives and intentions as a result of the Mergers, the business prospects of the Company and the prospects of its portfolio companies, general economic and political trends and other factors, the dependence of the Company’s future success on the general economy and its effect on the industries in which they invest, and future changes in laws or regulations and interpretations thereof. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired.

The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in CGBD’s joint proxy statement/prospectus, dated January 7, 2025, as filed under the Securities Act with the SEC on January 7, 2025 and included in the Company’s Registration Statement on Form N-14 (Registration Statement No. 333-282535) initially filed on October 7, 2024, as amended, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.

(d)	Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Carlyle Secured Lending III, Carlyle Secured Lending, Inc., Blue Fox Merger Sub, Inc., and (for the limited purposes set forth therein) CSL III Advisor, LLC and Carlyle Global Credit Investment Management L.L.C., dated as of August 2, 2024 (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed on August 5, 2024).

2.2	Amendment to the Agreement and Plan of Merger among Carlyle Secured Lending III, Carlyle Secured Lending, Inc., Blue Fox Merger Sub, Inc., CSL III Advisor, LLC and Carlyle Global Credit Investment Management L.L.C., dated as of January 3, 2025 (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed on January 3, 2025).

10.1	Preferred Stock Exchange Agreement, dated March 27, 2025, by and between CGBD and CIM.

10.2	Lock-Up Agreement, dated March 27, 2025, by and between CGBD and CIM.

10.3	Amended and Restated Registration Rights Agreement, dated March 27, 2025, by and between CGBD and CIM.

10.4	Loan and Servicing Agreement, dated as of September 30, 2022, and conformed through Amendment No.4 dated as of March 27, 2025, among CGBD (as successor to CSL III), as Holdings, Carlyle Secured Lending III SPV, L.L.C., as the Borrower, Massachusetts Mutual Life Insurance Company and the other Lenders from time to time party hereto, Wilmington Trust National Association, as the Administrative Agent, Barings Finance LLC (as successor to Massachusetts Mutual Life Insurance Company), as the Calculation Agent, Carlyle Secured Lending III, as the Portfolio Asset Servicer, Wilmington Trust, National Association, as the Collateral Custodian, and Wilmington Trust, National Association, as the Account Bank.*

99.1	Joint press release of Carlyle Secured Lending, Inc. and Carlyle Secured Lending III, dated March 26, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLYLE SECURED LENDING, INC.
(Registrant)

Dated: March 27, 2025	By:	/s/ Thomas M. Hennigan
	Name:	Thomas M. Hennigan
	Title:	Chief Financial Officer